SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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M3Sixty Funds Trust

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M3Sixty Funds Trust

Cognios Large Cap Value Fund
Cognios Market Neutral Large Cap Fund

(collectively, the “Funds”)

4300 Shawnee Mission Parkway, Suite 100
Fairway, Kansas 66205

March 13, 2020

Dear Shareholders:

The enclosed Proxy Statement contains information about the following proposals between M3Sixty Funds Trust (the “Trust”), on behalf of the Funds, and Quantitative Value Technologies, LLC (d/b/a Cognios Capital) (the “New Adviser”), the proposed new investment adviser to the Funds.

1.(“Proposal 1”) Approve a new investment advisory agreement (the “New Advisory Agreement”); and

2.(“Proposal 2”) Approve the new expense limitation agreement (the “New ELA”).

3.(“Proposal 3”) Approve the New Adviser’s ability to recoup amounts that the prior adviser previously waived or reimbursed under the prior expense limitation agreement.

Shareholders of each of the Funds will vote on the proposals at a Special Meeting of Shareholders to be held on April 3, 2020, at 11:00 a.m. at the offices of the Trust, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205.

Cognios Capital, LLC (the “Adviser”) currently serves as the investment adviser to each Fund under separate investment advisory agreements between the Trust, on behalf of each Fund, and the Adviser (the “Current Advisory Agreements”). Following shareholder approval of the New Advisory Agreement, the Adviser will transfer its operations and terminate the Current Advisory Agreements.

Information on the Current Advisory Agreements and New Advisory Agreement and New ELA is outlined in this Proxy Statement. In addition, information on the New Adviser and the other service providers serving the Funds is included as well.

It is important to note that, although the Adviser is transferring its operations to the New Adviser, the day-to-day services to the Funds will not change. Jonathan C. Angrist, Chief Executive Officer and Chief Investment Officer of the Adviser, and Brian J. Machtley, Executive Vice President and Portfolio Manager of the Adviser, are the principal owners of the New Adviser and will continue to serve as the Portfolio Managers to the Funds following the shareholder approval of the New Advisory Agreement. In addition, no changes are being proposed to the advisory fees charged to the Funds. The New Adviser has committed to continue the current expense limitation arrangement with the Funds through at least October 31, 2021, but wants the ability to recoup previously waived fees and reimbursed expenses of the Adviser.

To allow the New Adviser to serve as the investment adviser to the Funds without any interruption, shareholders of each Fund are being asked to approve the New Advisory Agreement and New ELA. The Board of Trustees of the Trust (the “Board”), including a majority of the trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, voted unanimously to approve the New Advisory Agreement and New ELA on behalf of each Fund and recommends that you approve Proposals, 1, 2, and 3. The Board believes that all three proposals are in the best interests of each Fund and its shareholders.

It is very important to receive your vote before April 3, 2020. Voting is quick and easy. Everything you need to vote is enclosed. Please mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. Alternatively, you may call the toll-free number on your proxy card to vote by telephone. You should use the enclosed instructions to vote by telephone.

YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period, you may receive a telephone call from a representative of the Adviser, any of its affiliates, or our proxy solicitor, AST Fund Solutions, reminding you to vote your shares.

I appreciate your participation and prompt attention to this matter.

Sincerely,

Randall K. Linscott
President
M3Sixty Funds Trust

IMPORTANT INFORMATION

YOUR VOTE IS IMPORTANT

We encourage you to read the full text of the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q.What are shareholders being asked to vote on at the upcoming Special Meeting of Shareholders on April 3, 2020 (the “Meeting”)?

A.At the Meeting, shareholders of the Cognios Large Cap Value Fund and Cognios Market Neutral Large Cap Fund (each a “Fund” and collectively the “Funds”), each a series of M3Sixty Funds Trust (the “Trust”), will be voting, separately, on three proposals:

1. (“Proposal 1”) to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of each Fund, and Quantitative Value Technologies, LLC (the “New Adviser”).

2.(“Proposal 2”) to approve a new expense limitation agreement (the “New ELA”) between the Trust and the New Adviser.

3.(“Proposal 3”) to approve the New Adviser’s ability to recoup amounts that the prior adviser previously waived or reimbursed under the prior expense limitation agreement.

Q.Why are shareholders being asked to approve the Proposals?

A.To avoid interruption to the management and operations of the Funds and to avoid additional costs to any Fund, the Board is recommending that shareholders of each Fund approve Proposals 1, 2 and 3.

Q.Has the Board of Trustees of the Trust (the “Board”) approved the Proposals?

A.At an in-person meeting of the Board of Trustees of the Trust (the “Board”) held on February 12, 2020, the Board unanimously approved the New Advisory Agreement and New ELA for the Funds, subject to approval by shareholders of each Fund.

Q.How does the Board recommend that I vote?

A.The Board recommends that you vote FOR all three proposals.

Q.Why is the Board recommending that shareholders approve the Proposals?

A.The Board believes the New Adviser will provide shareholders with the same level of service under the New Advisory Agreement that the Funds currently receive under the Current Advisory Agreement. Additionally, the Board believes the New Adviser should be able to recoup previously waived fees and reimbursed expenses under the prior expense limitation agreement (the “Old ELA”) because the New Adviser is retaining the same portfolio management team and most of the operations of the Adviser. Although there is a change in ownership as a result of the transaction, the management team is substantially similar, and the owners of the New Adviser, Jonathan C. Angrist and Brian J. Machtley, were among the co-founders of the Adviser.

Q.How will the approval of the Proposals affect the management and operations of the Funds?

A.The Funds’ investment objectives and investment strategies will not change as a result of the New Advisory Agreement. In addition, the transfer of operations to the New Adviser and termination of the advisory agreements with the Funds will not result in any changes to the management team serving the Funds. Further, the New Adviser has committed to continue the current expense limitation arrangement with the Funds through at least October 31, 2021, but wants the ability to recoup previously waived fees and reimbursed expenses of the Adviser. Accordingly, the approval of Proposals 1, 2 and 3 is not expected to affect the management or operations of the Funds.

Q.How will the approval of the Proposals affect the expenses of the Funds?

A.The approval of the New Advisory Agreement and the New ELA on behalf of the Funds will not result in a change to the advisory fee or expense limit. The New Adviser has agreed to maintain the current expense limitation agreements with the Funds through October 31, 2021, but wants the ability to recoup previously waived fees and reimbursed expenses of the Adviser. Furthermore, the cost of preparing, printing and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by the Adviser. The costs associated with the solicitation of proxies are expected to be $19,457.

Q.What are the primary reasons for the retention of the New Adviser as the investment adviser to the Funds?

A.The Board weighed many factors in reaching its decision to approve the New Advisory Agreement and the New ELA, including, without limitation, the operations, reputation, and resources of the New Adviser, performance results achieved by the New Adviser for its clients, including the Funds, as applicable, quality of services provided by the New Adviser, and the fact that the transfer of operations is not expected to result in any changes to the management team serving the Funds. The Board also considered that the advisory fee and expense limit will not change for the Funds and that the fee waivers and expense reimbursements currently provided by the Adviser for the Funds will remain in place as well, subject to the New Adviser’s ability to recoup those fees and expenses under the same terms provided in the current expense limitation agreement. Additional details regarding factors considered by the Board in approving the New Advisory Agreement and the New ELA can be found in the section “Evaluation By the Board of Trustees” in the enclosed Proxy Statement.

Q.Are there any material differences between the Advisory Agreements and the New Advisory Agreement?

A.Yes. The differences between the Advisory Agreements and the New Advisory Agreement are discussed in the proxy statement. There are no material changes to the advisory services under the Advisory Agreements and the New Advisory Agreements. The differences primarily relate to the form of the contract and some technical legal provisions. We have attached these as Exhibits to the proxy statement. Shareholders are encouraged to read them.

Q.Are there any material differences between the current expense limitation agreement and the New ELA?

A.Yes. The only difference between the New ELA and the Old ELA is that the New ELA will allow the New Adviser to recoup any fees that were waived or expenses that were reimbursed by the Adviser. In other words, the amounts that the Adviser could recover under the current expense limitation agreement will carry over to the New ELA. The differences between the current expense limitation agreement and the New ELA are discussed in the proxy statement. We have attached these as Exhibits to the proxy statement. Shareholders are encouraged to read them.

Q.How do I vote?

A.We urge you to vote your shares by submitting your proxy via the internet, phone, or mail as soon as possible. You may also vote in person at the shareholder meeting. Specific instructions for these voting options can be found on the enclosed Proxy Card.

Q.When should I vote?

A.Please vote as soon as possible. You may submit your vote at any time before the date of the shareholder meeting. Representatives of the Adviser, any of its affiliates, and AST Fund Solutions, a firm authorized by the Adviser to assist in the solicitation of proxies, may be contacting you to urge you to vote on these important matters.

Cognios Large Cap Value Fund
Cognios Market Neutral Large Cap Fund

(collectively, the “Funds”)

4300 Shawnee Mission Parkway, Suite 100
Fairway, Kansas 66205

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on April 3, 2020

Dear Shareholders:

The Board of Trustees (the “Board”) of M3Sixty Funds Trust (the “Trust”) has called a special meeting of the Shareholders of the Cognios Large Cap Value Fund and Cognios Market Neutral Large Cap Fund (each a “Fund” and collectively the “Funds”), each a series of the Trust, to be held at the offices of the Trust, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, on April 3, 2020, at 11:00 a.m., Eastern Time, for the following purposes:

1.To approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Quantitative Value Technologies, LLC. No increase in the investment advisory fee is proposed.

2.To approve the new expense limitation agreement between the Trust, on behalf of the Funds, and Quantitative Value Technologies LLC. No increase in the expense limit is proposed.

3.To approve Quantitative Value Technologies LLC’s ability to recoup amounts that the prior adviser previously waived or reimbursed under the prior expense limitation agreement.

4.To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

The Board recommends that you vote FOR Proposals 1, 2 and 3. Shareholders of record at the close of business on February 3, 2020, are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

Please read the enclosed Proxy Statement carefully for information concerning the Proposals to be placed before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement.

On behalf of the Board of Trustees

Randall K. Linscott, President

March 13, 2020

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

Cognios Large Cap Value Fund
Cognios Market Neutral Large Cap Fund

(collectively, the “Funds”)

4300 Shawnee Mission Parkway, Suite 100
Fairway, Kansas 66205

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
To Be Held on April 3, 2020

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of M3Sixty Funds Trust (the “Trust”) on behalf of the Cognios Large Cap Value Fund and Cognios Market Neutral Large Cap Fund (each a “Fund” and collectively the “Funds”) for use at the special meeting of shareholders, to be held at the offices of the Trust, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, on April 3, 2020, at 11:00 a.m., Eastern Time, and at any adjournments thereof. The Notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about March 16, 2020. Only shareholders of record at the close of business on February 3, 2020 (the “Record Date”) will be entitled to vote at the Meeting.

The Shareholders of the Funds, as indicated below, are being asked to consider the following proposals:

1.To approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Quantitative Value Technologies, LLC. No increase in the investment advisory fee is proposed.

2.To approve the new expense limitation agreement between the Trust, on behalf of the Funds, and Quantitative Value Technologies LLC. No increase in the expense limit is proposed.

3.To approve Quantitative Value Technologies LLC’s ability to recoup amounts that the prior adviser previously waived or reimbursed under the prior expense limitation agreement.

4.To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Shareholders in each Fund will vote separately on Proposal 1, 2 and 3. Under the Investment Company Act of 1940, as amended (the “1940 Act”), an affirmative vote of the holders of a majority of the outstanding shares of each Fund is required for the approval of Proposals 1, 2 and 3. As defined in the 1940 Act, a “vote of the holders of a majority of the outstanding voting” shares of a Fund means the vote of (1) 67% or more of the voting shares of a Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of a Fund, whichever is less.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at https://vote.proxyonline.com/cognios/docs/2020proxy.pdf or by calling
(866) 796-7181. The Funds’ annual and semi-annual reports are available, at no charge, by calling
888-553-4233 or on the Funds’ website at www.cogniosfunds.com.

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST &
THE NEW ADVISER

Summary of the Proposal

You are receiving this proxy statement because the current investment adviser to the Funds, Cognios Capital, LLC (the “Adviser”), intends to transfer its operations to the New Adviser and terminate the investment advisory agreements with the Funds (the “Advisory Agreements”). This will occur immediately following shareholder approval of the New Advisory Agreement. Approval of the New Advisory Agreement will not increase advisory fees paid by a Fund or its shareholders. A description of the differences between the Advisory Agreements and the New Advisory Agreement is included below. The New Advisory Agreement is attached hereto as Exhibit A, and the Advisory Agreements are attached hereto as Exhibit B-1 and Exhibit B-2, respectively. The effective date of the New Advisory Agreement is expected to be the date it is approved by shareholders of the respective Fund.

The Adviser has served as the investment adviser to each Fund since its inception and has its principal office at 11250 Tomahawk Creek Parkway, Leawood, Kansas 66211. The Adviser commenced business operations in March 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser. Before being registered with the SEC, the Adviser was registered with the state of Kansas as an investment adviser.

The New Adviser was organized in February 2020 to take over the Adviser’s operations and restructure the ownership of the investment adviser. The New Adviser is registered with the SEC as an investment adviser and has its principal office at 7900 College Blvd, Suite 124, Overland Park, Kansas 66210.

John G. Brandmeyer, Chairman of the Adviser and Manager of TCP Holdings, LLC, which owns a majority interest in the Adviser, has decided to exit active participation in the investment advisory business following shareholder approval of the New Advisory Agreement. The transfer of the Adviser’s operations and termination of the Advisory Agreements (the “Reorganization”) will allow the Adviser’s current owners to sell their ownership to the New Adviser so that the portfolio managers will own the investment adviser to the Funds.

At a meeting held on January 21, 2020, the Adviser notified the Funds’ Board of Trustees (the “Board”) of the proposed transaction. In a separate meeting on February 12, 2020, the Board, including all of independent trustees who are not “interested” persons as such term is defined in the 1940 Act (the “Independent Trustees”), approved the New Advisory Agreement and New ELA between the Trust, on behalf of the Funds, and the New Adviser. The Independent Trustees’ considerations are set forth below. The New Adviser is owned by Jonathan C. Angrist and Brian J. Machtley, portfolio managers of the Funds and co-founders of the Adviser. Under the terms of the Reorganization, the New Adviser will acquire the intellectual property rights to do business as “Cognios Capital.”

The Reorganization will result in the termination of the Current Advisory Agreement, subject to shareholder approval of the New Advisory Agreement. You are being asked to approve the New Advisory Agreement to enable the New Adviser to manage the Funds following the completion of the Reorganization. The New Adviser’s registration as an investment adviser must be declared effective by the SEC before the completion of the Reorganization. If shareholders approve the New Advisory Agreement before the effective date of the New Adviser’s registration as an investment adviser, the Advisory Agreements will continue to be in effect until the New Advisory Agreement becomes effective upon the completion of the Reorganization. If the New Advisory Agreement is not approved by shareholders or the Reorganization is not completed, the Adviser will continue to serve as the investment adviser of the Funds under the terms of the Advisory Agreements until the Board considers and approves an alternative arrangement or closes the Funds.

There will be no increase in advisory fees as a result of the New Advisory Agreement for the Funds. The Reorganization is not expected to have a material adverse impact on the nature, extent, or quality of the services provided by the New Adviser to the Funds, although there can be no assurances that the New Adviser will not be affected by the Reorganization.

Legal Analysis

In advance of the Reorganization, the Board was informed by the Adviser that compensation was going to be paid to affiliated persons of the Adviser as a part of the Reorganization. Legal counsel informed the Board that since compensation was involved in the Transaction, Section 15(f) of the 1940 Act had to be considered by the Board. Section 15(f) provides that, when a change in the control of an investment adviser occurs, the investment adviser and any of its affiliated persons may receive any amount or benefit in connection therewith if the following two conditions are satisfied:

(1) An “unfair burden” must not be imposed on the investment company as a result of the transaction causing the change of control or any express or implied terms, conditions, or understandings applicable to the transaction. The term “unfair burden” includes any arrangement during the two years after the change in control whereby the investment adviser (or predecessor or successor adviser), or an interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are involved with this Reorganization; and

(2) During the three years immediately following consummation of the transaction causing the change in control, at least 75% of the members of the investment company’s board must not be “interested persons” of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. Currently, 100% of the trustees of the Trust are not interested persons, as defined by the 1940 Act, of the Adviser, and the Trust contemplates that it will maintain this composition for a period of at least three years from the date of the Transaction.

Impact of the New Adviser on the Funds

The Reorganization will not result in any material changes in the way the New Adviser provides investment management services to the Funds or the personnel providing portfolio management services to the Funds. The New Adviser will continue to carry out the investment and reinvestment of the assets of the Funds. Additionally, the New Adviser will seek to grow the Funds through its marketing efforts. The Lead Portfolio Manager, Jonathan C. Angrist, and the Co-Portfolio Manager, Brian J. Machtley, will continue to be the portfolio managers of the Funds.

Information Concerning the Adviser and New Adviser

Cognios Capital, LLC (the “Adviser”), located at 11250 Tomahawk Creek Parkway, Leawood, Kansas 66211, is the investment adviser to each Fund. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Kansas limited liability company.

Quantitative Value Technologies, LLC (the “New Adviser”), 7900 College Blvd, Suite 124, Overland Park, Kansas 66210, is the proposed investment adviser to each Fund. The New Adviser submitted its application for registration with the SEC on February 3, 2020. The New Adviser is a Kansas limited liability company.

The names, titles, and addresses of the principal executive officers and directors of the Adviser and New Adviser are set forth below:

Adviser	New Adviser
Name, Title, and Address: *	Name, Title, and Address: ^
Jonathan C. Angrist, Chief Executive Officer and Chief Investment Officer	Jonathan C. Angrist CEO and CIO
Brian J. Machtley, Executive Vice President	Brian J. Machtley, President and Chief Operating Officer
John G. Brandmeyer, Chairman	N/A
Matthew A. Swendiman, Chief Compliance Officer	Matthew A. Swendiman, CCO

*The address for each person is 11250 Tomahawk Creek Parkway, Leawood, Kansas 66211.

^The address is 7900 College Blvd, Overland Park, Kansas 66210

During the fiscal year ended June 30, 2019, the Adviser was paid the following advisory fees from the Funds.

Fund Name	Gross Advisory Fee	Fee Waiver	Net Advisory Fee
Cognios Large Cap Value Fund	$128,060	$(128,060)	$0
Cognios Market Neutral Large Cap Fund	$1,188,411	$(322,356)	$866,055

Comparison of the Advisory Agreements and the New Advisory Agreement

At a meeting on February 12, 2020, the Board, including all the Independent Trustees, unanimously approved the New Advisory Agreement, subject to shareholder approval. The New Advisory Agreement will become effective the day after its approval by Fund shareholders, subject to the completion of the Reorganization. A general discussion of the differences between the New Advisory Agreement and the Advisory Agreements is described below. Additionally, set forth below is a summary of certain material terms of the New Advisory Agreement. The New Advisory Agreement is attached hereto as Exhibit A. The investment advisory agreement between the Trust, on behalf of the Cognios Large Cap Value Fund (the “Large Cap Value Fund”), and the Adviser is attached hereto as Exhibit B-1. The investment advisory agreement between the Trust, on behalf of the Cognios Market Neutral Large Cap Fund (the “Market Neutral Fund” and together with the Large Cap Value Fund, the “Funds”), and the Adviser is attached hereto as Exhibit B-2.

As the investment adviser to the Funds, subject to the Board’s supervision, the Adviser continuously reviews, supervises and administers each Fund’s investment program. The Adviser also ensures compliance with each Funds’ investment policies and guidelines. The Advisory Agreements were approved by shareholders and became effective for each Fund on the following dates:

Fund	Effective Date of Former Advisory Agreement
Cognios Large Cap Value Fund	September 19, 2016
Cognios Market Neutral Large Cap Fund	January 31, 2018

Differences Between the Agreements

Other than the dates of the Agreements and the parties to the Agreements, the below lists certain differences between the Agreements. Investors are encouraged to review and compare the Advisory Agreements and the New Advisory Agreement.

The New Advisory Agreement is similar to the Advisory Agreements, although the forms are different. Below is a summary of the differences in the agreements.

•The New Advisory Agreement states that the New Adviser has the right to do business as Cognios Capital, the name of the Adviser.

•Under the Advisory Agreements, the Adviser’s standard of care requires that it use its best judgment in rendering the advisory services. For the New Advisory Agreement, there is no explicit standard of care; rather, the Advisory must meet its fiduciary duty under the Investment Advisers Act of 1940 and applicable state law. The New Advisory Agreement, like the Advisory Agreements, provides that the New Adviser will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

•The Advisory Agreement for the Market Neutral Fund is governed by Colorado law. Under the New Advisory Agreement and the Large Cap Value Advisory Agreement, Delaware law applies.

•The New Advisory Agreement and the Large Cap Value Advisory Agreement each have a Force Majeure provision that says the Adviser is not liable for delays or errors in its services that are outside of its control, such as natural disasters. The Market Neutral Advisory Agreement does not have this provision.

•The Large Cap Value Fund included a “Strategic Development” provision that is not present in either the Market Neutral Advisory Agreement or the New Advisory Agreement. The New Adviser will continue to perform these services under other terms in the New Advisory Agreement, so there is no material change to the services provided to the Funds.

Material Terms of the New Advisory Agreement

Both the New Advisory Agreement and the Advisory Agreements provide that the investment adviser:

•Has discretionary management authority over the Funds’ portfolios.

•Must comply with federal securities laws.

•Must maintain adequate books and records; and

•Must keep the Board informed of all materials events that impact the Funds.

The compensation under the New Advisory Agreement and the Advisory Agreements is the same. Under the terms of the Advisory Agreements and the New Advisory Agreement, the Adviser and the New Adviser, respectively, are entitled to receive an annual advisory fee from each Fund as follows:

Fund	Percentage of Average Daily Net Assets
Cognios Large Cap Value Fund	0.65%
Cognios Market Neutral Large Cap Fund	1.40%

The New Advisory Agreement provides that it will continue for an initial term of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board, including a majority of the Independent Trustees, at an in-person meeting called for that purpose or by the vote of a majority of the outstanding shares of the respective Fund. The New Advisory Agreement will automatically terminate on assignment, as defined by the 1940 Act, and is terminable upon notice by the Funds. In addition, the New Advisory Agreement can be terminated by the Adviser on 60 days’ notice to the Funds. The New Advisory Agreement may be amended by the parties (which include the New Adviser and the Trust) under the requirements of the 1940 Act.

The New Advisory Agreement, like the Advisory Agreements, provides that the New Adviser will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The effective date of the New Advisory Agreement is expected to be the date shareholders approve it. If shareholders do not approve the New Advisory Agreement, as it relates to a Fund or the Funds, the Board and the Adviser will consider other options, including a new or modified request for shareholder approval of a new advisory agreement with the New Adviser, retaining a new investment adviser for a Fund or Funds, which also would need to be approved by shareholders of the respective Fund, or the possible liquidation and closing of a Fund or Funds.

The New Advisory Agreement is attached as Exhibit A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Evaluation by The Board of Trustees

At an in-person meeting held on February 12, 2020 (the “Meeting”), the Board approved the New Advisory Agreement for the Funds. The Board’s determination to approve the agreement followed its consideration of various factors and review of written materials provided by the Adviser.

The Board’s deliberations and the information on which its conclusions were based are summarized below. At the Meeting, the Board considered the following material factors when it evaluated the New Advisory Agreement: (i) the nature, extent, and quality of the services provided by the New Adviser; (ii) the investment performance of the Funds under the management of the current portfolio team, which is acquiring the Adviser’s operations; (iii) the costs of the services to be provided and profits to be realized by the New Adviser from the relationship with the Funds; (iv) the extent to which economies of scale would be realized if the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; and (v) the New Adviser’s practices regarding possible conflicts of interest, including its contemplated brokerage practices, and other benefits derived by the New Adviser.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings by the Adviser, which has the same portfolio management team as the New Adviser, as well as information specifically provided during the approval process, including at the Meeting. The Board requested and was provided with (or had access to) information and reports relevant to the approval of the New Advisory Agreement, including: (i) information regarding the services and support provided to the Funds and their shareholders by the Adviser, which would carry over to the New Adviser; (ii) quarterly assessments of the investment performance of the Funds from the portfolio management team; (iii) periodic commentary on the reasons for the performance; (iv) presentations by the Funds’ management addressing the New Adviser’s investment philosophy, investment strategy, personnel, and operations, including a comparison of the Adviser and the new Adviser; (v) compliance and audit reports concerning the Funds and the Adviser; (vi) disclosure information contained in the registration statement for the Funds and the Form ADV of the New Adviser; and (vii) a memorandum from legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board to make an informed decision.

The Board also reviewed various information provided by the New Adviser including, without limitation: (i) documents containing financial information about the New Adviser, a description of personnel and the services provided to the Funds by the New Adviser, information on investment advice, performance, summaries of Funds’ expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds; (iii) the anticipated effect of size on the Funds’ performance and expenses; and (iv) benefits to be realized by the New Adviser from its relationship with the Funds. The Board did not identify any particular information that was most relevant to its consideration to approve the New Advisory Agreement and each Trustee may have afforded different weights to the various factors.

(1)The nature, extent, and quality of the services to be provided by the New Adviser.

The Board considered the responsibilities that the New Adviser would have under the New Advisory Agreement for each Fund. The Board reviewed the services to be provided by the New Adviser to the Funds including, without limitation: the Adviser’s processes for formulating investment recommendations and assuring compliance with the Funds’ investment objectives and limitations; its coordination of services among the Funds’ service providers; and the anticipated efforts to promote the Funds, grow their assets, and assist in the distribution of their shares. The Board considered: The New Adviser’s staffing, personnel, and methods of operating; the education and experience of its personnel; and its compliance program, policies and procedures. The Board noted that there would be no change to the investment objectives or strategies of the Funds and the portfolio management team of the New Adviser includes both Jonathan C. Angrist and Brian J. Machtley. The Board also considered the Adviser’s trading processes, which would most likely result in slight increases in the transaction costs of the Fund. In considering these new processes, the Board noted that the Adviser represented its belief that the new process would result in better execution service, business continuity, asset coverage, and liquidity. The Board further noted that the Adviser represented that its new process meets its duty to obtain the best execution for the Fund. Finally, the Board noted that based on information provided by the Adviser, including its responses to questions asked during the meeting, the new transaction costs were still competitively priced and only slightly higher that the rates the Funds previously paid. After reviewing the preceding information, the Board concluded that the nature, extent and quality of the services to be provided by the New Adviser were satisfactory and adequate for the Funds and consistent with the services that the Funds currently receive from the Adviser.

(2)Investment Performance of the Funds and the portfolio managers.

The Board noted that under the terms of the transaction the portfolio management team of the Funds would remain the same; it noted that this team had been in place since the inception of the Funds. The Board viewed these as positive factors when considering whether to approval the New Advisory Agreement. The Board also considered the past performance of the team and the continuity maintained during the transaction, which allowed the Board to apply the recent performance to its consideration of the New Advisory Agreement. In considering the investment performance of the Funds and the current portfolio managers, the Board compared the short- and long-term performance of the Funds with the performance of their respective benchmark, comparable funds with similar objectives and size managed by other investment advisers, and comparable peer group indices (e.g., Morningstar category means and medians). The Board also considered the consistency of the portfolio managers’ management of the Funds with its respective investment objective and policies.

Regarding the Large Cap Value Fund, the Board noted that it had outperformed the Large Value category average and median for the one-year and three-year periods ended December 31, 2019. The Board further considered the performance of the Large Cap Value Fund relative to its benchmark (the S&P 500 Total Return Index), noting that the fund had outperformed for the one year and underperformed for the three years ended December 31, 2019.

Regarding the Market Neutral Fund, the Board noted that it had underperformed the Market Neutral category average and median for the year ended December 31, 2019, but had outperformed the category average and media for the three- and five-year periods, each ended December 31, 2019. The Board further considered the performance of the Market Neutral Fund relative to its benchmark (the S&P 500 Total Return Index) and noted that the fund had underperformed for the one, three, and five-year periods ended December 31, 2019.

Based on the preceding, the Board concluded that the investment performance information presented for the Funds was acceptable at this time.

(3)The costs of the services to be provided and profits to be realized by the New Adviser from the relationship with the Funds.

For this factor, the Board considered: the New Adviser’s staffing, personnel, and operations; the financial condition of the New Adviser and the level of commitment by the New Adviser and its principals; the expected asset levels of the Funds; and the projected overall expenses of the Funds. The Board considered financial information of the Adviser and discussed its financial stability and productivity.

The Board considered the fees and expenses of the Funds relative to their respective peer group and category. The Board noted that the management fee for the Funds was above the applicable category average and median, but well within the category range. The Board considered that the net expense ratio of the Funds’ institutional classes was above the category average and median. In considering the management fee and total operating expenses, the Board noted the relatively small size of the Funds compared to the average and median fund size in the category. The Board further noted that the New Adviser’s management fee is the same as the current management fee.

The Board also considered the fees that the New Adviser charges on other accounts that have a similar strategy to the Funds, which were comparable to the management fee paid by the Funds. Following this analysis and upon further consideration and discussion, the Board concluded that the fees of the New Adviser were fair and reasonable.

(4)The extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors.

The Board considered the Funds’ fee arrangements with the Adviser and the proposed arrangements with the New Adviser. The Board determined that although the management fee would stay the same as asset levels increased, the shareholders of the Funds would benefit from the expense limitation arrangement for the Funds. The Board noted that while a breakpoint schedule in an advisory agreement could be beneficial, such a feature to the fee schedule only had benefits if the particular fund’s assets were enough to realize the effect of the breakpoint. The Board noted that obtaining lower expenses for the shareholders of the Funds would be realized immediately with the expense limitation arrangements, which the New Adviser agreed to maintain through at least October 31, 2021. The Board noted that the assurance that the expense limitation arrangements in place were of value to those Funds. In considering the economies of scale, the Board noted that the assets of the Funds were at such levels that the expense limitation arrangements currently were providing benefits to the respective Fund’s shareholders.

The Board also noted that the Funds would benefit from economies of scale under its agreements with some of its service providers other than the New Adviser as fees that were in place with those other service providers were either fixed or essentially semi-fixed. The Board noted that the New Adviser’s personnel had secured these arrangements with the other service providers on behalf of the Fund. Following further discussion of the Cognios Funds’ expected asset levels, expectations for growth and levels of fees, the Board determined that the Funds’ fee arrangements, in light of all the facts and circumstances, were fair and reasonable and that the expense limitation arrangements provided potential savings or protection for the benefit of the Funds’ investors.

(5)Possible conflicts of interest and benefits derived by the Adviser.

In considering the New Adviser’s practices regarding conflicts of interest, the Board evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory and compliance personnel assigned to the Funds; the basis of decisions to buy or sell securities for the Funds; and the substance and administration of the New Adviser’s code of ethics. The Board noted that the Adviser and New Adviser have the same chief compliance officer and compliance program. Based on the preceding, the Board determined that the New Adviser’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory. Finally, the Board noted the conflict of interest related to the New Adviser’s new trading processes, which would ease the New Adviser’s trading operations while slightly increasing transaction costs for the Fund. The Board noted that the new processes provided some benefits to the Funds and still satisfied the New Adviser’s obligations related to best execution. Finally, the Board noted that while the new trading procedures benefited the New Adviser, some of those benefits would also apply to the Funds and the overall price paid by the Funds was still competitive with market rates.

PROPOSAL 2: APPROVAL OF A NEW EXPENSE LIMITATION AGREEMENT BETWEEN THE TRUST &
THE NEW ADVISER

Summary of the Proposal

Also at the meeting held February 12, 2020, the Board, including the Independent Trustees, approved a new expense limitation agreement (the “New ELA”) between the Trust, on behalf of the Funds, and the New Adviser. Under the New ELA, the New Adviser has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits each Fund’s annual operating expenses (exclusive of interest, borrowing expenses, distribution fees under Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, other expenditures which are capitalized following generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Funds’ business) to not more than 0.85% for the Cognios Large Cap Value Fund and 1.45% for the Cognios Market Neutral Large Cap Fund through at least October 31, 2021. Subject to approval by the Funds’ Board, any waiver or reimbursement under the New Expense Limitation Agreement is subject to repayment by a Fund within the three years following the date when such waiver occurred, if the Fund can make the payment without exceeding the expense limitation in place at the time of the waiver or reimbursement. The New ELA cannot be terminated before October 31, 2021, without the Board’s approval.

Additionally, the New Adviser is asking shareholders to allow it to recoup amounts that were waived or reimbursed by the Adviser before the Reorganization, as described in more detail in Proposal 3. Approval of the New ELA will not increase the expenses paid by a Fund or its shareholders. A description of the differences between the current expense limitation agreement and the New ELA is included below. The New ELA is attached hereto as Exhibit C, and the current expense limitation agreement is attached as Exhibit D. The effective date of the New ELA is expected to be the date that shareholders approve it.

At a meeting held on February 12, 2020, the Board, including all the Independent Trustees, approved the New ELA between the Trust, on behalf of the Funds, and the New Adviser. The Independent Trustees’ considerations are set forth below.

Legal Analysis

Under the 1940 Act, a new expense limitation agreement does not require shareholder approval. Rather, the agreement must be approved by the Board only. The Board approved the New ELA and the New Adviser’s ability to recoup previously waived fees and reimbursed expenses so long shareholders approve the New ELA and the recoup carryover. If shareholders do not approve the New ELA or the carryoever, then the New Adviser and the Board will enter into a new expense limitation agreement that does not include the carryover.

Information on the New Expense Limitation Agreement

The Adviser has contractually agreed to reduce its advisory fees and reimburse expenses to the extent necessary to keep net operating expenses (excluding interest, fees payable under Rule 12b-1 Plans, taxes, brokerage commissions, acquired fund fees, and expenses and extraordinary expenses) from exceeding the limits set forth below for each Fund until October 31, 2021. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by a Fund within three years following the date such waiver or reimbursement was made provided that the Fund can make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The New Adviser has agreed to maintain this arrangement, but is requesting that shareholders grant the New Adviser the right to recoup the waived fees and reimbursed expenses of the Adviser. The following tables set forth the respective expense limitation arrangements for the Funds.

Fund Name	Expense Limitation
Cognios Large Cap Value Fund	0.85%
Cognios Market Neutral Large Cap Fund	1.45%

Comparison of the Current Expense Limitation Agreement and the New ELA

At a meeting on February 12, 2020, the Board, including all the Independent Trustees, unanimously approved the New ELA, subject to shareholder approval. The New ELA will become effective the day after its approval by Fund shareholders, subject to the completion of the Reorganization. A general discussion of the differences between the New ELA and the current expense limitation agreement is described below. Additionally, set forth below is a summary of certain material terms of the New ELA. The New ELA is attached as Exhibit C. The current expense limitation agreement is attached as Exhibit D.

Differences Between the Agreements

The only difference between the New ELA and the current expense limitation agreement is that the New ELA will allow the New Adviser to recoup any fees that were waived or expenses that were reimbursed by the Adviser. In other words, the amounts that the Adviser could recover under the current expense limitation agreement will carry over to the New ELA.

Material Terms of the New ELA

Under the terms of the New ELA, the New Adviser has agreed to limit Fund Operating Expenses to 1.45% and 0.85% for the Market Neutral Fund and Large Cap Value Fund, respectively. The New Adviser has contractually agreed to maintain these expense limits through October 31, 2021. The New ELA will continue annually unless terminated by either party within 90 days of the termination date.

The effective date of the New ELA is expected to be the date shareholders approve the New Advisory Agreement. If shareholders do not approve the New Advisory Agreement, the Board and the Adviser will consider other options, including a new or modified request for shareholder approval of a new advisory agreement with the New Adviser, retaining a new investment adviser for a Fund or Funds, which also would need to be approved by shareholders of the respective Fund, or the possible liquidation and closing of a Fund or Funds.

PROPOSAL 3: APPROVAL OF THE NEW ADVISER’S ABILITY TO RECOUP AMOUNTS THAT THE PRIOR
ADVISER PREVIOUSLY WAIVED OR REIMBURSED UNDER THE PRIOR EXPENSE LIMITATION AGREEMENT.

Summary of the Proposal

As noted earlier, the New Adviser is asking shareholders to allow it to recoup amounts that were waived or reimbursed by the Adviser before the Reorganization. The New Adviser requests the right to recoup the prior fee waivers and expense reimbursements because the New Adviser is retaining the same portfolio management team and most of the operations of the Adviser. Although there is a change in ownership as a result of the transaction, the management team is substantially similar, and the owners of the New Adviser, Jonathan C. Angrist and Brian J. Machtley, were among the co-founders of the Adviser.

Legal Analysis

Generally, the ability to recoup previously waived fees or reimbursed expenses expires upon the termination of an expense limitation agreement. In this case, the New Adviser has agreed to maintain this arrangement, but is requesting that shareholders grant the New Adviser the right to recover the waived fees and reimbursed expenses of the Adviser. The following tables set forth the recoverable under such arrangements.

	Recoverable Reimbursements and Expiration Dates
Fund	June 30, 2020	June 30, 2021	June 30, 2022	Total
Cognios Large Cap Value Fund	$97,135	$158,243	$175,817	$431,195
Cognios Market Neutral Large Cap Fund	$0	$62,226	$322,356	$384,582

The New Adviser believes that allowing it to carryover these amounts is fair and equitable given the similarlities in ownership and operations of the prior and New Adviser. The Board considered the matter at its special meeting on February 12, 2020, and determined that the request should be submitted to shareholders for their consideration. If shareholders do not approve Proposal 2 or 3, then the New Adviser and the Board will enter into a new expense limitation agreement that does not include the carryover.

PROPOSAL 4: TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than the matters described herein or matters in connection with or to effect the same.  Neither the proxy holders nor the Board is aware of any matters which may be presented by others.  If any other business properly comes before the Meeting, the proxy holders intend to vote thereon per their best judgment.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS

VOTE “FOR” PROPOSALS 1, 2, AND 3.

OPERATION OF THE FUNDS

Each Fund is a diversified series of M3Sixty Funds Trust, an open-end management investment company organized as a Delaware statutory trust on May 29, 2015. The Board supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Trust currently retains Cognios Capital, LLC, as the investment adviser to the Funds. M3Sixty Administration, LLC (“M3Sixty”), located at 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, serves as each Fund’s administrator, transfer agent and accounting agent. MUFG Union Bank®, N.A., serves as the custodian of the Funds’ assets. ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the principal underwriter and national distributor for the shares of the Funds. No changes are being made to the service providers, other than the investment adviser, as a result of this Meeting.

THE PROXY

The Board solicits proxies so that each shareholder can vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy for a Fund will be voted for approval of the proposals. If no specification is made, the shares represented by a duly executed proxy will be voted at the discretion of the holders of the proxy on any other matter that may come before the Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Funds were issued and outstanding.

Fund	Total Shares of Beneficial Interest Issued and Outstanding
Cognios Large Cap Value Fund	2,952,716.930
Cognios Market Neutral Large Cap Fund	6,460,979.841

Shareholders of record of each Fund on the Record Date are entitled to vote at the Meeting. Each shareholder of a Fund is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter concerning the Funds submitted to a vote at the Meeting.

One-third of the outstanding shares of the Funds entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Meeting. An affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for the approval of the proposed New Advisory Agreement as it relates to such Fund. The 1940 Act defines “majority of the outstanding voting share” to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting if the holders of more than 50% of the outstanding voting securities of each Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of a Fund, whichever is less.

Shareholders in each Fund will vote separately on Proposals 1, 2 and 3. If the shareholders approve Proposals 1, 2 and 3, the New Advisory Agreement and New ELA are expected to be effective for that Fund as of the date of the Meeting, regardless of the results of the vote on a New Advisory Agreement for the other Funds. If shareholders of any Fund fail to approve Proposal 1, the Board will consider additional options as it relates to such Fund. These options include, among others, retaining a new investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, or the possible liquidation and closing of a Fund or Funds. Proposals 2 and 3 are contingent upon the approval of Proposal 1 and will not go into effect unless shareholders approve Proposal 1.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum. The vote required to approve the Proposals is set forth above. Generally, abstentions and broker non-votes will be treated as votes present at the Meeting but will not be treated as votes cast. Therefore, abstentions and broker non-votes may have the same effect as a vote “against” the Proposals.

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the trustees and officers of the Trust beneficially owned, as a group, less than 1% of the outstanding shares of each Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders were the record owners of 5% or more of the outstanding shares of the Funds:

Names and Addresses	Percent of Fund	Type of Ownership
Cognios Large Cap Value Fund – Investor Class Shares

TD Ameritrade Inc FBO/Our Customers
PO Box 2226
Omaha, NE 68103-2226

National Financial Services LLC
499 Washington Blvd.
Jersey City, NJ 07310

Charles Schwab & Co Inc.
211 Main Street
San Francisco, CA 94105

	56.03% 17.38% 25.87%	Record Record Record
Cognios Large Cap Value Fund – Institutional Class Shares
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	95.27%	Record
Cognios Market Neutral Large Cap Fund – Investor Class Shares
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310 Charles Schwab & Co Inc. Special/Custody Acct FBO Customers Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	40.69% 34.72%	Record Record
Cognios Market Neutral Large Cap Fund – Institutional Class Shares

National Financial Services LLC
499 Washington Blvd.
Jersey City, NJ 07310

Charles Schwab & Co Inc.
Special/Custody Acct FBO Customers
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

TD Ameritrade Inc FBO/Our Customers
PO Box 2226
Omaha, NE 68103-2226

	27.00% 12.65% 6.80%	Record Record Record

As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of a Fund.

SHAREHOLDER PROPOSALS

The Trust must receive any shareholder proposals to be included in the proxy statement for the next meeting of shareholders within a reasonable period before the Trust begins to print and send its proxy materials.

COST OF SOLICITATION

The New Adviser is bearing the costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials. In addition to soliciting proxies by mail, the Board and employees of the Trust may solicit proxies in person or by telephone. The costs associated with the solicitation of proxies are expected to be $19,457. By voting immediately, you can help avoid the additional expense and burden of a second proxy solicitation.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts with a Fund or Funds. Unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205, or made by telephone by calling 888-553-4233.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time before the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters per their best judgment, and discretionary authority to do so is included in the proxy.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder
Meeting to Be Held on April 3, 2020: The notice of meeting, proxy statement and shareholder ballot is available at https://vote.proxyonline.com/ cognios/docs/2020proxy.pdf

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL (866) 796-7181. REPRESENTATIVES ARE AVAILABLE TO ANSWER YOUR CALL 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

EXHIBIT A

FORM OF

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (this “Agreement”) is made as of this April __, 2020, and between M3Sixty Funds Trust, a Delaware statutory trust (the “Trust”) registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and Quantitative Value Technologies, LLC (d/b/a Cognios Capital), a Kansas limited liability company.

WITNESSETH

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the series portfolios of the Trust set forth on the Schedule(s) A to this Agreement (each, a “Fund” and collectively, the “Funds”), as such Schedule may be amended from time to time upon mutual agreement of the parties, to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.THE ADVISER’S SERVICES.

(a)Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to each Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for each Fund, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, as amended and supplemented (the “Declaration of Trust”), Bylaws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), as filed with the Securities and Exchange Commission (the “Commission”), and with the investment objectives, policies and restrictions of each Fund, as each of the same shall be from time to time in effect. To carry out such obligations, and to the extent not prohibited by any of the foregoing, the Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions which shall include, without limitation, Adviser authority to: open and close accounts; select and place orders; purchase, sell and otherwise trade or deal with any Fund investment or other asset; instruct the custodian; invest and reinvest assets; vote proxies; and consult with legal counsel. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion consistent with the terms of this Agreement, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b)Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules and regulations that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c)Recordkeeping. The Adviser agrees to preserve any Trust records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder (“Fund Books and Records”) for the periods prescribed by Rule 31a-2 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all such records are the property of the Trust and will surrender promptly to the Trust any of such records upon the Trust’s request, provided however that the Adviser shall be permitted to retain a copy of such Fund Books and Records related to the funds that it manages.

(d)Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose, and at the request of the Board, such information and reports requested by the Board. The Adviser agrees to notify the Trust as soon as practicable if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board.

(e)Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding each Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and use appropriate interfaces established by such persons so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(f)Delegation of Authority. Any of the duties, responsibilities and obligations of the Adviser specified in this Section 1 and throughout the remainder of this Agreement with respect to one or more Funds may be delegated by the Adviser, at the Adviser’s expense, to an appropriate party (a “Sub-Adviser”), subject to such approval by the Board and shareholders of the applicable Funds to the extent required by the 1940 Act. The Adviser shall oversee the performance of delegated duties by any Sub-Adviser and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such Sub-Adviser. The retention of a Sub-Adviser by the Adviser pursuant to this Section 1(f) shall in no way reduce the responsibilities and obligations of the Adviser under this Agreement, and the Adviser shall be responsible to the Trust for all acts or omissions of any Sub-Adviser to the same extent the Adviser would be liable hereunder. Insofar as the provisions of this Agreement impose any restrictions, conditions, limitations or requirements on the Adviser, the Adviser shall take measures through its contract with, or its oversight of, the Sub-Adviser that attempt to impose similar (insofar as the circumstances may require) restrictions, conditions, limitations or requirements on the Sub-Adviser.

2.CODE OF ETHICS. The Adviser has adopted a written code of ethics (“Adviser’s Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser has adopted procedures reasonably designed to ensure compliance with the Adviser’s Code of Ethics. Upon request, the Adviser shall provide the Trust with a (i) copy of the Adviser’s Code of Ethics, as in effect from time to time, and any proposed amendments thereto that the Chief Compliance Officer (“CCO”) of the Trust determines should be presented to the Board, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report to the Board, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics. The Adviser shall respond to requests for information from the Trust as to violations of the Adviser’s Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall notify the Trust as soon as practicable after it becomes aware of any material violation of the Adviser’s Code of Ethics, if such violation is reasonably likely to materially and adversely affect a security held by any Fund.

3.INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s CCO promptly upon detection of: (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of each Fund’s or the Adviser’s policies, guidelines or procedures with respect to the Fund. In addition, the Adviser shall respond to quarterly requests for information concerning the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and report the correction to the Board for its approval. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event: (x) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws; or (y) of an actual change in control of the Adviser resulting in an “assignment” (as defined in Section 15 hereof) that has occurred or is otherwise proposed to occur.

(b)Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of each Fund required for any meeting of the Board, or for any shareholder report on Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, Registration Statement or any amendment thereto, proxy statement, prospectus supplement, or other form or document to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on a reasonable basis on due notice to review its investment management services to each Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on each Fund and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.BROKERAGE.

(a)Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

(b)Placement of Orders. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund’s account with brokers or dealers selected by the Adviser. The Adviser will not execute transactions with a broker dealer which is an “affiliated person” of the Trust except in accordance with procedures adopted by the Board. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to each Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to each Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by each Fund.

5.CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

6.ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated or otherwise agreed to in a separate signed writing, the Adviser shall not be responsible for a Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; printing and mailing expenses; compensation of the Board and officers of the Trust; registration fees and expenses; custodian and accounting services; legal, litigation and indemnification expenses; transfer agents expenses and charges; trade association fees; bonding and insurance costs; shareholder and Board meeting costs; pricing costs and expenses; and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

7.REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a)Properly Registered. The Adviser is registered with the Commission as an investment adviser under the Advisers Act and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation pending or threatened that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)ADV Disclosure. The Adviser has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)Fund Disclosure Documents. The Adviser has reviewed and will in the future review the Registration Statement and any amendments or supplements thereto, the annual or semi- annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) promptly after the Fund provides such Disclosure Documents to Adviser and the Adviser will provide notice to the Fund with respect to any disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, that contains an untrue statement of any material fact or omits any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)Use of the Names “Cognios Capital” and “Cognios”. The Adviser has the right to use the names “Cognios Capital” and “Cognios” or any derivation thereof in connection with its services to the Trust and, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the names “Cognios Capital” and “Cognios” in connection with the management and operation of each Fund. The Adviser is not aware of any actions, claims, litigation or proceedings existing or threatened that would adversely affect or prejudice the rights of the Adviser or the Trust to use the names “Cognios Capital” and “Cognios.”

(e)Insurance. The Adviser maintains errors and omissions insurance coverage in the amount disclosed to the Trust in connection with the Board’s approval of this Agreement and shall provide prior written notice to the Trust: (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund and its management of the assets of the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)Conflicts. The Adviser shall act honestly, in good faith and in the best interests of its clients and the Fund. The Adviser maintains a Code of Ethics which defines the standards by which the Adviser conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(h)Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

(i)Delivery of Fund Documents. The Trust represents and warrants that it has delivered to Adviser a true and accurate copy, properly certified or authenticated, of the each of the following, and will provide Adviser copies of any updates to same: Declaration of Trust, Registration Statement, Bylaws and resolutions of the Board selecting the Adviser and approving the form of this Agreement.

(j)Inspection and Information Reports. For the funds managed by the Adviser, the Trust shall provide Adviser with periodic written reports not less frequently than quarterly as to all Fund expenses, fees, costs, net assets, and other financial information (“Fund Financials”) and such other Financial Information related to the Fund as Adviser may reasonably request, and shall promptly provide notice to Adviser of any anticipated or actual material changes to such expenses, fees or costs.

8.THE NAMES “Cognios Capital” and “Cognios”. The Adviser grants to the Trust a license to use the names “Cognios Capital” and “Cognios” (the “Names”) as part of the name of any Fund during the term of this Agreement. The foregoing authorization by the Adviser to the Trust to use the Names as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Names; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Names. The Trust shall: (i) only use the Names in a manner consistent with uses approved by the Adviser; (ii) use its best efforts to maintain the quality of the services offered using the Names; and (iii) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will: (i) submit to the Adviser representative samples of any promotional materials using the Names; and (ii) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Names and will not thereafter transact any business using the Names in the name of any Fund. As soon as practicable following the termination of this Agreement, but in no event longer than three months, the Trust shall cease the use of the Names and any related logos or any confusingly similar name and/or logo in connection with the marketing or operation of the Funds.

9.ADVISER’S COMPENSATION. Each Fund shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in each Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by each Fund. The method for determining net assets of a Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund’s Registration Statement. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10.INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment” (as defined in Section 15 hereof). This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the requirements of the 1940 Act, when applicable.

12.DURATION AND TERMINATION.

(a)This Agreement shall become effective as of the date executed with respect to a particular Fund (the “Effective Date”) and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(a)(ii) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

i.Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to a Fund, termination may be authorized by action of the Board or by an “affirmative vote of a majority of the outstanding voting securities of the Fund” (as defined in Section 15 hereof); or

ii.This Agreement shall automatically terminate two years from the date of its execution with respect to a particular Fund unless the terms of such contract and any renewal thereof is specifically approved at least annually thereafter by: (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to this Agreement or “interested persons” (as defined in Section 15 hereof) of the Trust or the Adviser, at an in-person meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund.

(b)In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser, provided however that the Adviser may retain a copy of such Books and Records.

13.NOTICE. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, or by e-mail or fax to a designated contact of the other party or such other address as the parties may designate from time to time. Oral instructions may be given if authorized by the Board and preceded by a certificate from the Trust’s Secretary so attesting. Notices to the Trust shall be directed to M3Sixty Funds Trust, c/o M3Sixty Administration, LLC, 4300 Shawnee Parkway, Suite 100, Fairway, KS, 66205, Attention: President; and notices to the Adviser shall be directed to Quantitative Value Technologies LLC, 7900 College Boulevard, Suite 124, Overland Park, KS, 66210 Attention:  President with a copy to Stinson LLP, 1201 Walnut Street, Suite 2900, Kansas City, MO 64106 Attention: Eric Mikkelson.

14.CONFIDENTIALITY. Both parties on behalf of itself and its employees agree to treat confidentially all records and other information relative to the other party and its owners and affiliates received in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that a party may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the other party.

15.CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

16.LIABILITY OF THE ADVISER. Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of a Fund; provided that nothing in this Agreement shall be deemed to protect the Adviser against any liability to a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder.

17.RELATIONS WITH THE TRUST. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested persons of the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become interested persons of the Fund, and that the Adviser may be or become interested persons of the Fund as a shareholder or otherwise.

18.ENFORCEABILITY. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if this Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be severable as to each Fund.

19.LIMITATION OF LIABILITY. The Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust or other Trust organizational documents and agrees that the obligations assumed by each Fund pursuant to this Agreement shall be limited in all cases to each Fund and each Fund’s respective assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of each Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any of and all other Funds.

20.NON-EXCLUSIVE SERVICES. The services of the Adviser to the Trust are not deemed exclusive, and the Adviser shall be free to render similar services to others, to the extent that such service does not affect the Adviser’s ability to perform its duties and obligations hereunder. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

21.GOVERNING LAW. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Delaware, without preference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Commission or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.

22.PARAGRAPH HEADINGS; SYNTAX. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

23.FORCE MAJEURE. Subject to any limitations or requirements under the 1940 Act, the Adviser will not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Adviser will take reasonable steps to minimize service interruptions but will have no liability with respect thereto.

24.COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted on each Schedule A to this Agreement.

M3Sixty Funds Trust		Quantitative Value Technologies, LLC
By:		By:
Name:	Randall Linscott	Name:
Title:	President	Title:

SCHEDULE A-1

Investment Advisory Agreement
between
M3Sixty Funds Trust (the “Trust”) and
Quantitative Value Investments, LLC (the “Adviser”)

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective series in accordance the following fee schedule:

Funds	Asset Breakpoint	Rate	Effective Date
Cognios Market Neutral Large Cap Fund	None	1.40%	April __, 2020
Cognios Large Cap Value Fund	None	0.65%	April __, 2020

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted in the Schedule A above.

M3Sixty Funds Trust		Quantitative Value Technologies, LLC
By:		By:
Name:	Randall Linscott	Name:
Title:	President	Title:

EXHIBIT B-1

INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT (“AGREEMENT”), dated as of September 19, 2016, between M3Sixty Funds Trust, a Delaware statutory trust (“Trust”), and Cognios Capital, LLC, a limited liability company organized in the State of Kansas (“Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), as an open-end management investment company consisting of one or more separate series, each having its own assets and investment objective(s), policies and restrictions;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Board of Trustees of the Trust (the “Board”) wishes to appoint the Adviser as the investment adviser of the Trust for each of the series of the Trust specified in Appendix A to this Agreement, as such Appendix A may be amended by the Adviser and the Trust from time to time (“Funds”);

NOW, THEREFORE, the Trust and the Adviser hereby agree as follows:

1.APPOINTMENT OF THE ADVISER

The Trust hereby appoints the Adviser as the investment adviser of each of the Funds, subject to the supervision of the Board and in the manner and under the terms and conditions set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. In the performance of its duties, the Adviser will act in the best interests of the Trust and each Fund and will perform its duties hereunder for the Trust and each Fund in conformity with (a) applicable laws and regulations, including, but not limited to, the Investment Company Act and the Advisers Act, (b) the terms of this Agreement, (c) the investment objectives, policies and restrictions of each applicable Fund as stated in the Trust’s then-current registration statement under the Securities Act of 1933, as amended, and the Investment Company Act, (d) the Trust’s Agreement and Declaration of Trust and Bylaws (“Governing Documents”); and (e) such other guidelines as the Board reasonably may establish or approve. The Adviser will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and the Adviser.

2.DUTIES OF THE ADVISER

A. Investment Program. Subject to the general supervision and control of the Board and under the terms and conditions set forth in this Agreement, the Adviser will provide a continuous investment program for each Fund and will determine what securities and other investments will be purchased, retained, sold or loaned by each Fund and what portion of such assets will be invested or held uninvested as cash in accordance with each Fund’s investment objectives, policies and restrictions as stated in the Trust’s Governing Documents and such Fund’s then-current Prospectus and Statement of Additional Information (“SAI”). The Adviser will exercise full discretion and act for each Fund in the same manner and with the same force and effect as such Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

B. Strategic Development. Subject to the general supervision and control of the Board and under the terms and conditions set forth in this Agreement, the Adviser will monitor the implementation of each Fund’s investment program and assess each Fund’s investment objectives and policies, composition, investment style and investment process. From time to time, as requested by the Board or deemed necessary or appropriate by the Adviser, the Adviser will (i) develop and evaluate strategic initiatives with respect to the Trust and its Funds; (ii) make recommendations to the Board regarding the investment program of the Trust and its Funds, including any changes to Fund investment objectives and policies; (iii) coordinate and/or implement strategic initiatives approved by the Board; and (iv) prepare and provide reports to the Board on the impact of such strategic initiatives on the Trust and its Funds.

C. Exercise of Rights. The Adviser, unless and until otherwise directed by the Board, will exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held), and exercising rights in the context of a bankruptcy or other reorganization.

D. Execution of Transactions and Selection of Broker-Dealers. The Adviser will be responsible for effecting transactions for each Fund and selecting brokers or dealers to execute such transactions for each Fund. In the selection of brokers or dealers (which may include brokers or dealers affiliated with the Adviser) and the placement of orders for the purchase and sale of portfolio investments for each Fund, the Adviser will use its best efforts to obtain for each Fund the best execution available; however, subject to the appropriate policies and procedures approved by the Board, the Adviser may, to the extent authorized by applicable law, including Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), cause a Fund to pay a broker or dealer that provides brokerage or research services to the Adviser, the Trust and the Fund an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or the Adviser’s overall responsibilities to the Fund, the Trust or its other investment advisory clients. To the extent authorized by applicable law, including Section 28(e), and the Board, the Adviser will not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

E. Section 11 of the Securities Exchange Act of 1934, as amended. The Trust hereby authorizes any entity or person associated with the Adviser that is a member of a national securities exchange to effect any transaction on such exchange for the account of a Fund which is permitted by Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions.

F. Reports. The Adviser will:

(i) Furnish to the Board such statistical information, with respect to the investments that a Fund (or portions of any Fund) may hold or contemplate purchasing, as the Board may reasonably request;

(ii) Furnish to the Board such periodic and special reports as the Board may reasonably request; and

(iii) Apprise, on its own initiative, the Board of important developments materially affecting each Fund (or any portion of a Fund) and furnish the Trust, from time to time, with such information as may be appropriate for this purpose.

G. Delegation of Authority. Subject always to the direction and control of the Board, and at the Adviser’s expense, the Adviser may delegate any of the duties specified in this Section 2 with respect to one or more Funds to an appropriate party (“Sub-adviser”), including a Sub-adviser affiliated with the Adviser; provided, that any contract with a Sub-adviser (a “Sub-advisory Agreement”) will be in compliance with and approved as required by applicable law, including the Investment Company Act and the rules and regulations thereunder, or in accordance with exemptive or other relief granted by the Securities and Exchange Commission (“SEC”) or its staff under the Investment Company Act. The Adviser will have overall supervisory responsibility for the general management and investment of each Fund’s assets; full discretion to select new or additional Sub-advisers for each Fund; full discretion to enter into and materially modify existing Sub-advisory Agreements with Sub-advisers; and full discretion to terminate and replace any Sub-adviser. In connection with the delegation of responsibilities to a Sub-adviser, the Adviser will:

(i) Oversee the performance of delegated functions by each Sub-adviser, assess each Fund’s investment focus and furnish the Board with periodic reports concerning the performance of delegated responsibilities by the Sub-adviser;

(ii) Allocate and reallocate the assets of a Fund, or a portion thereof, to be managed by one or more Sub-advisers for such Fund and coordinate the activities of all Sub-advisers;

(iii) Monitor the Sub-adviser’s implementation of the investment program established by the Adviser with respect to any Fund (or portions of any Fund) under the management of such Sub-adviser;

(iv) Cause the appropriate Sub-adviser(s) to furnish to the Board such statistical information, with respect to the investments that a Fund (or portions of any Fund) may hold or contemplate purchasing, as the Board may reasonably request;

(v) Cause the appropriate Sub-adviser(s) to furnish to the Board such periodic and special reports as the Board may reasonably request;

(vi) Cause the appropriate Sub-adviser(s) to apprise the Board of important developments materially affecting each Fund (or any portion of a Fund) and furnish the Trust, from time to time, with such information as may be appropriate for this purpose;

(vii) Take reasonable steps to ensure that the appropriate Sub-adviser(s) furnishes to third-party data reporting services all currently available standardized performance information and other customary data;

(viii) Be responsible for compensating the Sub-adviser in the manner specified by the Sub-advisory Agreement.

H. The Adviser will also furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

(i) Office Space. The Adviser will provide office space in the offices of the Adviser or in such other place as may be reasonably agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment; and

(ii) Personnel. The Adviser will provide necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions: (a) related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer, and dividend disbursing agency or similar services by any entity, including the Adviser or its affiliates, selected to perform such services under such contracts; and (b) related to the services to be provided by any Sub-adviser pursuant to a Sub-advisory Agreement.

I. Limitations on Liability. The Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence, or reckless disregard of its duties to the Trust as specified in this Agreement.

3.ALLOCATION OF EXPENSES

A. Expenses Paid by the Adviser:

(i) Salaries, Expenses and Fees of Certain Persons. The Adviser (or its affiliates) will pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of the Adviser or its affiliates; and

(ii) Assumption of Trust Expenses. The payment or assumption by the Adviser of any expense of the Trust that the Adviser is not required by this Agreement to pay or assume will not obligate the Adviser to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

B. Expenses Paid by the Trust: The Trust will pay all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Adviser, as provided in this Agreement, or by a Sub-adviser, as provided in a Sub-advisory Agreement. Without limiting the generality of the foregoing, the Trust will pay or arrange for the payment of the following:

(i) Preparing, Printing and Mailing of Certain Documents. The costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, SAIs, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns;

(ii) Officers and Trustees. Compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of the Adviser or its affiliates;

(iii) Registration Fees and Expenses. All legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities;

(iv) Custodian and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any;

(v) Independent Accountant and Legal Counsel Fees and Expenses. The charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself or its Independent Trustees (as defined herein);

(vi) Transfer Agent. The charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust;

(vii) Transaction Costs. All brokers’ commissions and other transaction costs and issue and transfer taxes chargeable to the Trust in connection with securities and other transactions to which the Trust is a party;

(viii) Taxes. All taxes and corporate fees payable by or with respect to the Trust to federal, state, or other governmental agencies;

(ix) Trade Association Fees. Any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations;

(x) Bonding and Insurance. All insurance premiums for fidelity and other coverage;

(xi) Shareholder and Board Meetings. All expenses incidental to holding shareholders and Board meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses;

(xii) Pricing. All expenses of pricing of the net asset value per share of each Fund, including the cost of any equipment or services to obtain price quotations; and

(xiii) Nonrecurring and Extraordinary Expenses. Such extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

4.COMPENSATION OF THE ADVISER

For its services performed hereunder, the Trust will pay the Adviser with respect to each Fund the compensation specified in Appendix B to this Agreement. Such compensation will be paid to the Adviser by the Trust on a monthly basis on the first day of the following month; however, the Trust will calculate this charge on the daily average value of the assets of each Fund and accrue it on a daily basis.

5.NON-EXCLUSIVITY

The services of the Adviser to the Trust are not to be deemed to be exclusive, and the Adviser will be free to render investment management, advisory or other services to others (including other investment companies) and to engage in other activities so long as the services provided hereunder by the Adviser are not impaired. It is understood and agreed that the directors, officers and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors/trustees, or employees of any other firm or corporation, including other investment companies.

6.SUPPLEMENTAL ARRANGEMENTS.

The Adviser may enter into arrangements with its parent or other persons affiliated or unaffiliated with the Adviser for the provision of certain personnel and facilities to the Adviser to enable the Adviser to fulfill its duties and obligations under this Agreement.

7.RECORDS

The records relating to the services provided under this Agreement will be the property of the Trust and will be under its control; however, the Trust will furnish to the Adviser such records and permit it to retain such records (either in original or in duplicate form) as it will reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records will promptly be returned to the Trust by the Adviser free from any claim or retention of rights therein. The Adviser will keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable federal or state regulatory authorities.

8.DURATION OF AGREEMENT

This Agreement will become effective upon the date first above written, provided that, with respect to a Fund, this Agreement will not take effect unless, to the extent required by applicable law, it has first been approved (i) by a vote of a majority of those Trustees of the Trust who are not parties to the Agreement and who are not “interested persons” (as defined in the Investment Company Act) (“Independent Trustees”) of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by an affirmative vote of a majority of the outstanding voting securities of such Fund. This Agreement will continue in effect for a two-year period, except that with respect to any new Fund, this Agreement will continue in effect for two years from the date such Fund is added to this Agreement. Thereafter, if not terminated, this Agreement will continue in effect from year to year with respect to a Fund only so long as such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Board or, with respect to a Fund, by an affirmative vote of a majority of the outstanding voting securities of such Fund. The required shareholder approval of the Agreement or of any continuance of the Agreement will be effective with respect to any affected Fund if a “majority of the outstanding voting securities” (as defined in Rule 18f-2(h) under the Investment Company Act) of the affected Fund votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the Agreement or (b) all the Funds.

If the shareholders of any Fund fail to approve the Agreement or any continuance of the Agreement, the Adviser will continue to act as investment manager with respect to such Fund pending the required approval of the Agreement or its continuance or of a new contract with the Adviser or a different investment manager or other definitive action; provided, that the compensation received by the Adviser in respect of such Fund during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Fund or the amount it would have received under the Agreement in respect of such Fund, whichever is less.

9.TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any affected Fund, by the vote of a majority of the outstanding voting securities of such Fund, on sixty (60) days’ written notice to the Adviser, or by the Adviser on sixty (60) days’ written notice to the Trust. This Agreement will automatically terminate, without payment of any penalty, in the event of its assignment.

10.AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to any exemptive or other relief granted by the SEC or its staff, this Agreement may be amended by the parties with respect to a Fund only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of such Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval will be effective with respect to any Fund if a majority of the outstanding voting securities of the shares of that Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment or (b) all the Funds of the Trust.

11.ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

12.HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

13.NOTICES

All notices required to be given pursuant to this Agreement will be delivered or mailed to the last known business address of the Trust or the Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice will be deemed given on the date delivered or mailed in accordance with this section.

14.FORCE MAJEURE

The Adviser will not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Adviser will take reasonable steps to minimize service interruptions but will have no liability with respect thereto.

15.SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement will be construed, insofar as is possible, as if such portion had never been contained herein.

16.USE OF NAME

The Trust and the Adviser acknowledge that all rights to the name “M3Sixty Funds Trust” or any variation thereof belong to the Trust. The Trust and the Adviser acknowledge that all rights to the names “Cognios”, “Cognios Large Cap Value Fund,” and “Cognios Large Cap Growth Fund” or any variations thereof belong to the Adviser and that the Trust is being granted a limited license to use “Cognios Large Cap Value Fund” or “Cognios Large Cap Growth Fund,” as applicable, in the name of the Funds and “Cognios” in the name of any other fund or in the name of any class of shares. In the event that the Adviser ceases to be an adviser to the Trust, the Trust’s right to the use of the names “Cognios,” “Cognios Large Cap Value Fund” and “Cognios Large Cap Growth Fund” shall automatically cease on the ninetieth day following the termination of this Agreement. Nothing contained herein shall impair or diminish in any respect, the Adviser’s right to use the name “Cognios,” “Cognios Large Cap Value Fund” and “Cognios Large Cap Growth Fund” in the name of, or in connection with, any other business enterprises with which the Adviser is or may become associated. There is no charge to the Trust for the right to use this name.

17.GOVERNING LAW

The provisions of this Agreement will be construed and interpreted in accordance with the laws of the State of Delaware (without giving effect to its conflict of laws principles), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter will control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act will be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the Investment Company Act unless otherwise stated herein.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

M3SIXTY FUNDS TRUST	COGNIOS CAPITAL, LLC

By: /s/ Randall K. Linscott Randall K. Linscott President	By: /s/ Gary W. DiCenzo Gary W. DiCenzo President

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

Funds

Cognios Large Cap Growth Fund

Cognios Large Cap Value Fund

APPENDIX B

INVESTMENT ADVISORY AGREEMENT

The Trust will pay the Adviser, on a monthly basis, compensation computed and accrued daily at an annual rate equal to the following:

Fund	Advisory Fee
Cognios Large Cap Growth Fund	0.70% (as a percentage of net assets)
Cognios Large Cap Value Fund	0.65% (as a percentage of net assets)

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EXHIBIT B-2

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the “Agreement”) is made and entered into as of this 31st day of January, 2018, by and between Cognios Capital, LLC, a Kansas limited liability company (the “Adviser”), and M3Sixty Funds Trust, a Delaware statutory trust (the “Trust”), regarding the Fund listed in Appendix A (the “Fund”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of the Adviser. The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust dated May 29, 2015, as amended (the “Declaration of Trust”), its Bylaws, and in such Fund’s Prospectus and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below. Additional funds may from time to time be added to those covered by this Agreement by the parties executing a new Appendix A, which shall become effective upon its execution and shall supersede any Appendix A having an earlier date.

2. Delivery of Fund Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a.Declaration of Trust;

b.Bylaws;

c.Resolutions of the Board of Trustees of the Trust selecting the Adviser as investment adviser to the Fund and approving the form of this Agreement; and

d.the Trust’s Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3. Services Provided by the Adviser. Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable sub-advisers (each, a “Sub-Adviser”): (a) act in strict conformity with the Trust’s Agreement and Declaration of Trust, the Trust’s Bylaws, the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (b) manage the Fund and furnish a continual investment program for the Fund in accordance with such Fund’s investment objective and policies as described in the Fund’s Prospectus; (c) make investment decisions for the Fund; (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and allocate assets of the Fund to separate sub-accounts of the approved Sub-Advisers, and determine what portion of the Fund’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing. The appointment of Sub-Advisors shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Fund.

The Adviser will keep the Trust informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

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4. Allocation of Charges and Expenses. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Fund. The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to the Adviser in this paragraph. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

5. Compensation of the Adviser. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th (or 1/366th in any year in which the month of February has 29 days) of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 1.50% (150 basis points) of the Fund’s daily net assets during the month.

6. Services to other Accounts. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7. Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of securities for the account of the Fund, neither the Adviser nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of securities for the Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Fund the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other services provided by the broker-dealers. A broker’s or dealer’s sale or promotion of Fund shares shall not be a factor considered by the Adviser or its personnel responsible for selecting brokers or dealers to effect securities transactions on behalf of the Fund, nor shall the Adviser enter into any agreement or understanding under which it will direct brokerage transactions or revenue generated by those transactions to brokers or dealers to pay for distribution of Fund shares.

The parties agree that it is in the interests of the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution, provided that the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker utilized by the Adviser, viewed in terms of either the specific transaction or the Adviser’s overall responsibility to the accounts for which the Adviser exercises investment discretion and provided further that the commission is reasonable in relation to the benefits received by such accounts. The Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

8. Management Authority. Subject always to the terms of this Agreement, the Adviser shall have full power and discretionary authority for the Fund and in the name of the Trust as its agent to:

a.Open and close accounts, including prime brokerage accounts, and select and place orders with reputable banks, members of a national securities exchange, brokers and dealers, and others selected by the Adviser in accordance with the provisions of Section 7 to purchase, sell, and otherwise trade in or deal with any Investment or other asset;

b.Instruct the custodian to deliver investments or other assets sold, exchanged, or otherwise disposed of for the Fund and to pay cash for investments or other assets delivered to the custodian upon the acquisition of such investments or other assets, or otherwise to instruct the custodian to deliver investments or other assets in connection with any investment transaction for the Fund;

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c.Invest and reinvest all or any part of the Fund including by effecting or instructing the custodian to effect the exercise of any option, privilege, or right, or the tender, exchange, conversion, or other transactions with respect to any investment or asset held in the Fund;

d.Vote proxies received with respect to investments held in the Fund in accordance with Section 10 of this Agreement;

e.Give its instructions to the custodian through any means that has been agreed to by the custodian;

f.Consult with legal counsel concerning any question which may arise with reference to its duties under this Agreement; and

g.Generally to perform any other act necessary to enable the Adviser to carry out its obligations under this Agreement, provided that in no event shall the Adviser have any authority to take or maintain possession of cash, investments, or any other assets of the Trust or to issue instructions to the custodian to deliver or pay the Adviser any cash, investments, or other assets in payment of fees or otherwise.

9. Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty by the Adviser with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

10. Proxy Voting and Other Corporate Matters. The Adviser will take any and all action and provide any and all advice with respect to the voting of securities held by the Fund in accordance with the Fund’s Proxy Voting Policies and Procedures, as amended and revised from time to time. The Adviser agrees to provide the Fund in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required by Rule 30b1-4 under the 1940 Act. With the Fund’s approval, the Adviser shall also have the authority to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Fund, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Adviser deems appropriate to preserve or enhance the value of the Fund, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Adviser deems to be in the best interest of the Fund or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to arrange for the payment of their reasonable fees, expenses and related costs from the Fund.

11. Information and Reports. The Adviser shall keep the Fund informed of developments relating to its duties as Adviser of which the Adviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Adviser shall provide the Fund and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Fund may from time to time reasonably request.

(a) Prior to each regular meeting of the Board of the Fund, the Adviser shall provide the Board with reports regarding the Adviser’s management of the Fund during the most recently completed quarter, which reports shall include: (i) Adviser’s representation that its performance of its investment management duties hereunder is in compliance with the Fund’s investment objectives and practices, the 1940 Act and applicable rules and regulations under the 1940 Act, and the diversification requirements of Subchapter M under the Internal Revenue Code of 1986, as amended (the “Code”); (ii) a summary of the Fund’s status with respect to the “good income” requirements of Subchapter M of the Code, and which (iii) otherwise shall be in such form as may be mutually agreed upon by the Adviser and the Fund.

(b) Each of the Adviser and the Fund shall provide the other party with a list, to the best of the Adviser’s or the Fund’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Fund, as the case may be, and each of the Adviser and Fund agrees promptly to update such list whenever the Adviser or the Fund becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

(c) The Adviser shall also provide the Fund with any information reasonably requested by the Fund regarding the Adviser’s management of the Fund assets required for any shareholder report, amended registration statement, or Prospectus supplement to be filed by the Fund with the SEC.

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12. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the 1940 Act. The Adviser shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the 1940 Act will occur, and to take the steps necessary to enter into a new contract with the Adviser.

13. Representations, Warranties and Agreements of the Adviser. The Adviser represents, warrants and agrees that:

(a) It is registered as an “investment adviser” under the Advisers Act.

(b) It will maintain, keep current and preserve on behalf of the Fund all books and records (i) required pursuant to Rule 31a-1(b)(1), (2)(ii), (2)(iii), (3), (5) – (10), (12) and any records reasonably related thereto, or (ii) required in connection with such recordkeeping responsibilities as may be delegated by the Fund to the Adviser from time to time. The Adviser agrees that such records are the property of the Fund, and shall be surrendered to the Fund promptly upon request. The Fund acknowledges that Adviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

(c) It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the 1940 Act and shall provide the Fund with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Adviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Adviser shall certify to the Fund that the Adviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), and that no persons covered under its Code of Ethics have divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if a violation of the code of ethics of the Fund or a violation of the code of ethics of the Adviser has occurred, that appropriate action was taken in response to such violation. Annually, the Adviser shall furnish to the Fund a written report which complies with the requirements of Rule 17j-1 concerning the Adviser’s Code of Ethics. The Adviser shall permit the Fund to examine the reports required to be made by the Adviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph.

(d) It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Adviser and its supervised persons, and, to the extent the activities of the Adviser in respect of the Fund could affect the Fund, by the Fund, of “federal securities laws” (as defined in Rule 38a-1 under the 1940 Act), and that the Adviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Fund. The Adviser agrees to cooperate with periodic reviews by the Fund’s compliance personnel of the Adviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund from time to time such additional information and certifications in respect of the Adviser’s policies and procedures, compliance by the Adviser with federal securities laws and related matters as the Fund’s compliance personnel may reasonably request. The Adviser agrees to promptly notify the Fund of any compliance violations which affect the Fund’s assets.

(e) The Adviser will immediately notify the Fund of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Adviser will also immediately notify the Fund if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund.

14. Certifications. The Adviser hereby warrants and represents that it will provide the requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR and Form N-Q as required under the Sarbanes-Oxley Act of 2002 to the extent that such reporting and certifications relate to the Adviser’s duties and responsibilities under this Agreement.

15. Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of a majority of the Board or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund (in a manner consistent with the 1940 Act and the rules and regulations thereunder), individually, or by the Adviser. This Agreement will immediately terminate upon its assignment as that term is defined in Section 2(a) of the 1940 Act.

B-2-5

16. Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

17. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

Cognios Capital, LLC
11250 Tomahawk Creek Parkway
Leawood, KS 66211
Attn: Gary DiCenzo

To the Trust or the Fund at:

M3Sixty Funds Trust
4300 Shawnee Mission Parkway, Suite 100
Fairway, KS 66205
Attn: Secretary

18. Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

19. Use of Name. The Trust and the Adviser acknowledge that all rights to the name “M3Sixty Fund Trust” or any variation thereof belong to the Trust. The Trust and the Adviser acknowledge that all rights to the names “Cognios”, “Cognios Market Neutral Large Cap Fund” or any variations thereof belong to the Adviser and that the Trust is being granted a limited license to use “Cognios Market Neutral Large Cap Fund” in the name of the Fund and “Cognios” in the name of any other fund or in the name of any class of shares. In the event that the Adviser ceases to be an adviser to the Trust, the Trust’s right to the use of the names “Cognios” and “Cognios Market Neutral Large Cap Fund” shall automatically cease on the ninetieth day following the termination of this Agreement. Nothing contained herein shall impair or diminish in any respect, the Adviser’s right to use the name “Cognios” and “Cognios Market Neutral Large Cap Fund” in the name of, or in connection with, any other business enterprises with which the Adviser is or may become associated. There is no charge to the Trust for the right to use this name.

20. Miscellaneous. Neither the holders of shares of the Fund nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

21. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[remainder of page left intentionally blank; signature page follows]

B-2-6

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

COGNIOS CAPITAL, LLC		M3SIXTY FUNDS TRUST

By:		By:
Name:	Gary DiCenzo	Name:	Randall K. Linscott
Title:	President	Title:	President

B-2-7

APPENDIX A

Cognios Market Neutral Large Cap Fund

B-2-8

AMENDMENT TO
INVESTMENT ADVISORY AGREEMENT

This Amendment dated as of May 7, 2018 (this “Amendment”) is to the Investment Advisory Agreement dated January 31, 2018 (the “Agreement”) by and between Cognios Capital, LLC, a Kansas limited liability company (the “Adviser”), and M3Sixty Funds Trust (the “Trust”), a Delaware statutory trust, regarding the Fund listed in Appendix A (the “Fund”) of the Agreement.

WHEREAS, the parties wish to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Section 4 of the Agreement is hereby replaced in its entirely with the following:

4. Compensation of the Adviser. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th (or 1/366th in any year in which the month of February has 29 days) of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 1.40% (140 basis points) of the Fund’s daily net assets during the month.

2. Except as specifically set forth herein, all other provisions of the Agreement shall remain in full force and effect. Any items not herein defined shall have the meaning ascribed to them in the Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

COGNIOS CAPITAL, LLC		M3SIXTY FUNDS TRUST

By:		By:
Name:	Gary DiCenzo	Name:	Randall K. Linscott
Title:	President	Title:	President

EXHIBIT C

FORM OF EXPENSE LIMITATION AGREEMENT
M3SIXTY FUNDS TRUST

This Expense Limitation Agreement is made by and between Quantitative Value Technologies, LLC, a Kansas limited liability company (the “Adviser”) and M3Sixty Funds Trust (the “Trust”) (this “Agreement”), on behalf of the series of the Trust set forth in the set of schedules to this Agreement identified as “Schedule A” and then numerically designated (e.g., Schedule A-1) attached hereto (each a “Fund,” and collectively, the “Funds”) as of the “Effective Date” noted on Schedule A with respect to each Fund.

WHEREAS, the Trust is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company of the series type, and each Fund is a series of the Trust;

WHEREAS, the Trust and the Adviser have entered into an Investment Advisory Agreement dated April __, 2020 (the “Advisory Agreement”), pursuant to which the Adviser provides investment management services to each Fund for compensation based on the value of the average daily net assets of each such Fund;

WHEREAS, the Trust and the Adviser have determined that it is appropriate and in the best interests of each Fund and its shareholders to maintain the expenses of each Fund at a level below the level to which each such Fund would normally be subject in order to maintain each Fund’s expense ratio at the Maximum Annual Operating Expense Limit (as hereinafter defined) specified in Schedule A hereto;

NOW THEREFORE, the parties hereto agree as follows:

1.Expense Limitation.

a.Applicable Expense Limit. To the extent that the aggregate expenses of every character incurred by a Fund in any fiscal year, including but not limited to investment advisory fees of the Adviser (but excluding interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) (“Fund Operating Expenses”), exceed the Maximum Annual Operating Expense Limit, as defined in Section 1.b below, such excess amount (the “Excess Amount”) shall be the liability of the Adviser.

b.Maximum Annual Operating Expense Limit. The Maximum Annual Operating Expense Limit with respect to each Fund shall be the amount specified in Schedule A based on a percentage of the average daily net assets of each Fund.

c.Method of Computation. To determine the Adviser’s liability with respect to the Excess Amount, each month the Fund Operating Expenses for each Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses for any month of a Fund exceed the Maximum Annual Operating Expense Limit of such Fund, the Adviser shall first waive or reduce its investment advisory fee for such month by an amount sufficient to reduce the annualized Fund Operating Expenses to an amount no higher than the lowest Maximum Annual Operating Expense Limit applicable to a Fund. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Adviser may also remit to the appropriate Fund or Funds an amount that, together with the waived or reduced investment advisory fee, is sufficient to pay such Excess Amount.

d.Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the investment advisory fees waived or reduced and other payments remitted by the Adviser to the Fund or Funds with respect to the previous fiscal year shall equal the Excess Amount.

2.Reimbursement of Fee Waivers and Expense Reimbursements.

a.Reimbursement. If, during any fiscal month in which the Agreement is still in effect, the estimated aggregate Fund Operating Expenses of a class of shares of such Fund for the fiscal month are less than the Maximum Annual Operating Expense Limit for that month, the Adviser shall be entitled to reimbursement by such Fund, in whole or in part as provided below, of the investment advisory fees waived or reduced and other payments remitted by the Adviser with respect to a particular Fund pursuant to Section 1 hereof. In addition Adviser shall be paid the recapture amount (“Recapture”) pursuant to section 1(e) of that certain expense limitation agreement between Cognios Capital, LLC and the Trust dated September 19, 2016 (the “Prior Agreement”) related to the Funds until December 31, 2023 as though Adviser and Cognios Capital are the same entity for the purposes of calculating the Recapture. The total amount of reimbursement to which the Adviser may be entitled (“Reimbursement Amount”) shall equal, at any time, the sum of (a) all investment advisory fees previously waived or reduced by the Adviser and all other payments remitted by the Adviser to the Fund, pursuant to Section 1 hereof, less any reimbursement previously paid by such Fund to the Adviser, pursuant to this Section 2.a, with respect to such waivers, reductions and payments, and (b)

any Recapture pursuant to section 1(e) of the Prior Agreement related to the Funds until December 31, 2023 as though Adviser and Cognios Capital are the same entity for the purpose of such calculation. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, e.g., interest accruable on the Reimbursement Amount. To the extent any reimbursement is made pursuant to this Section 2.a, such reimbursement shall not cause the Fund Operating Expenses to exceed the Maximum Annual Operating Expense Limit that was in place with respect to each class of a Fund at the time the Adviser waived or reduced its advisory fees or reimburse other expenses for such class of the Fund.

b.Method of Computation. To determine each Fund’s accrual (with respect to each class), if any, to reimburse the Adviser for the Reimbursement Amount:

2.b.1.Each month the Fund Operating Expenses of each class of shares of the Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses of a class of shares of the Fund for any month are less than the Maximum Annual Operating Expense Limit of such class of shares of such Fund, such Fund shall accrue with respect to the particular class into its net asset value an amount payable to the Adviser sufficient to increase the annualized Fund Operating Expenses of that Fund to an amount no greater than the Maximum Annual Operating Expense Limit of the particular class of shares of that Fund, provided that such amount paid to the Adviser will in no event exceed the total Reimbursement Amount. For accounting purposes, amounts accrued pursuant to this Section 2 shall be a liability of the Fund for purposes of determining the Fund’s net asset value; and

2.b.2.With respect to the Prior Agreement, reimbursements shall be calculated as the Recapture amount pursuant to section 1(e) of the Prior Agreement for the Funds as though Cognios Capital and the Adviser are the same entity.

c.Payment and Year-End Adjustment. Amounts accrued pursuant to this Agreement shall be payable to the Adviser as of the last day of each month. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the actual Fund Operating Expenses of a Fund for the prior fiscal year (including any reimbursement payments hereunder with respect to such fiscal year) do not exceed the Maximum Annual Operating Expense Limit.

3.Term and Termination of Agreement.

a.This Agreement shall continue in effect with respect to the Fund until such date as noted on Schedule A and shall thereafter continue in effect with respect to each Fund from year to year for successive one-year periods provided that the Agreement may be terminated by either party hereto, without payment of any penalty, upon 90 days’ prior written notice to the other party at its principal place of business; provided that, in the case of termination by the Trust or a Fund, such action shall be authorized by resolution of a majority of the Non-Interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust.

4.Miscellaneous.

a.Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

b.Interpretation. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust or by-laws, as amended from time to time, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Funds, provided however that in the event an assertion of such preceding clause by the Trust to alter any other term of this Agreement has, or could reasonably expected to have, a material adverse effect to Adviser, Adviser shall have the right to terminate this Agreement upon thirty (30) days written notice to Trust. In the event of a conflict between the terms of this Agreement and the Advisory Agreement, the terms of the Advisory Agreement shall control. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Agreement and Declaration of Trust is on file with the Secretary of State of the State of Delaware. The Agreement and Declaration of Trust and by-laws describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

c.Definitions. Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

d.Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

IN WITNESS, WHEREOF, the parties hereto have caused this instrument to be executed on their behalf by their duly authorized officers as of the dates noted on the Schedule A as attached hereto.

M3Sixty Funds Trust

On behalf of the Funds noted on Schedule A to this Agreement

By:
Name:	Randall K. Linscott
Title:	President

Quantitative Value Technologies, LLC

By:
Name:
Title:

SCHEDULE A-1
to the
EXPENSE LIMITATION AGREEMENT (this “Agreement”)
between
M3Sixty Funds (the “Trust”)
and
Quantitative Value Technologies, LLC

This Agreement relates to the following series of the Trust:

Fund	Maximum Annual Operating Expense Limit	Effective Date	Expiration Date
Cognios Market Neutral Large Cap Fund	1.45%	April __, 2020	October 31, 2021
Cognios Large Cap Value Fund	0.85%	April __, 2020	October 31, 2021

EXHIBIT D

EXPENSE LIMITATION AGREEMENT

M3SIXTY FUNDS TRUST

THIS EXPENSE LIMITATION AGREEMENT, is made by and between Cognios Capital, LLC (the “Adviser”) and M3Sixty Funds Trust (the “Trust”) (the “Agreement”), on behalf of the series of the Trust set forth in the set of schedules to this Agreement identified as “Schedule A” and then numerically designated (e.g., Schedule A-1) attached hereto (the “Fund”) as of the “Effective Date” noted on Schedule A with respect to the Fund.

WHEREAS, the Trust is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company of the series type, and the Fund is a series of the Trust;

WHEREAS, the Trust and the Adviser have entered into an Investment Advisory Agreement dated January 31, 2018 (the “Advisory Agreement”), pursuant to which the Adviser provides investment management services to the Fund for compensation based on the value of the average daily net assets of the Fund; and

WHEREAS, the Trust and the Adviser have determined that it is appropriate and in the best interests of the Fund and its shareholders to maintain the expenses of the Fund at a level below the level to which each the Fund would normally be subject in order to maintain the Fund’s expense ratio at the Maximum Annual Operating Expense Limit (as hereinafter defined) specified in Schedule A hereto.

NOW THEREFORE, the parties hereto agree as follows:

1.Expense Limitation.

a. Applicable Expense Limit. To the extent that the aggregate expenses of every character incurred by the Fund in any fiscal year, including but not limited to investment advisory fees of the Adviser (but excluding interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) (“Fund Operating Expenses”), exceed the Maximum Annual Operating Expense Limit, as defined in Section 1.b below, such excess amount (the “Excess Amount”) shall be the liability of the Adviser.

b. Maximum Annual Operating Expense Limit. The Maximum Annual Operating Expense Limit with respect to the Fund shall be the amount specified in Schedule A based on a percentage of the average daily net assets of the Fund.

c. Method of Computation. To determine the Adviser’s liability with respect to the Excess Amount, each month the Fund Operating Expenses for the Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses for any month of the Fund exceed the Maximum Annual Operating Expense Limit of the Fund, the Adviser shall first waive or reduce its investment advisory fee for such month by an amount sufficient to reduce the annualized Fund Operating Expenses to an amount no higher than the lowest Maximum Annual Operating Expense Limit applicable to a particular class of shares of the Fund. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Adviser may also remit to the Fund an amount that, together with the waived or reduced investment advisory fee, is sufficient to pay such Excess Amount.

d. Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the investment advisory fees waived or reduced and other payments remitted by the Adviser to the Fund with respect to the previous fiscal year shall equal the Excess Amount.

2.Reimbursement of Fee Waivers and Expense Reimbursements.

a. Reimbursement. If, during any fiscal month in which the Advisory Agreement is still in effect, the estimated aggregate Fund Operating Expenses of a class of shares of the Fund for the fiscal month are less than the Maximum Annual Operating Expense Limit for that month, the Adviser shall be entitled to reimbursement by the Fund, in whole or in part as provided below, of the investment advisory fees waived or reduced and other payments remitted by the Adviser with respect to a particular class of the Fund pursuant to Section 1 hereof. The total amount of reimbursement to which the Adviser may be entitled (“Reimbursement Amount”) shall equal, at any time, the sum of all investment advisory fees previously waived or reduced by the Adviser and all other payments remitted by the Adviser to the Fund with respect to a particular class, pursuant to Section 1 hereof, during any of the previous three (3) fiscal years, less any reimbursement previously paid by the Fund to the Adviser, pursuant to this Sections 2.a, with respect to such waivers, reductions, and payments. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, e.g., interest accruable on the Reimbursement Amount. To the extent any reimbursement is made pursuant to this Section 2.a, such reimbursement shall not cause the Fund Operating Expenses to exceed the Maximum Annual Operating Expense Limit that was in place with respect to each class of the Fund at the time the Adviser waived or reduced its advisory fees or reimburse other expenses for such class of the Fund.

b. Method of Computation. To determine the Fund’s accrual (with respect to each class), if any, to reimburse the Adviser for the Reimbursement Amount, each month the Fund Operating Expenses of each class of shares of the Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses of a class of shares of the Fund for any month are less than the Maximum Annual Operating Expense Limit of such class of shares of the Fund, the Fund shall accrue with respect to the particular class into its net asset value an amount payable to the Adviser sufficient to increase the annualized Fund Operating Expenses of the Fund to an amount no greater than the Maximum Annual Operating Expense Limit of the particular class of shares of the Fund, provided that such amount paid to the Adviser will in no event exceed the total Reimbursement Amount. For accounting purposes, amounts accrued pursuant to this Section 2 shall be a liability of the Fund for purposes of determining the Fund’s net asset value.

c. Payment and Year-End Adjustment. Amounts accrued pursuant to this Agreement shall be payable to the Adviser as of the last day of each month. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the actual Fund Operating Expenses of the Fund for the prior fiscal year (including any reimbursement payments hereunder with respect to such fiscal year) do not exceed the Maximum Annual Operating Expense Limit.

3.Term and Termination of Agreement.

a. This Agreement shall continue in effect with respect to the Fund until such date as noted on Schedule A and shall thereafter continue in effect with respect to the Fund from year to year for successive one-year periods provided that the Agreement may be terminated by either party hereto, without payment of any penalty, upon ninety (90) days’ prior written notice to the other party at its principal place of business; provided that, in the case of termination by the Adviser, such action shall be authorized by resolution of a majority of the Non-Interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust.

4.Miscellaneous.

a. Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

b. Interpretation. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Agreement and Declaration of Trust or by-laws, as amended from time to time, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Fund. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Agreement and Declaration of Trust is on file with the Secretary of State of the State of Delaware. The Agreement and Declaration of Trust and by-laws describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

c. Definitions. Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

d. Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

*               *               *               *               *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed on their behalf by their duly authorized officers as of the dates noted on the Schedule A as attached hereto.

M3SIXTY FUNDS TRUST

On behalf of the Fund Noted on the Schedule A to this Agreement

M3SIXTY FUNDS TRUST, ON BEHALF OF THE FUNDS LISTED ON EXHIBIT A

By:	/s/ Randall K. Linscott

COGNIOS CAPITAL, LLC

By:	/s/ Gary W. DiCenzo

SCHEDULE A-2
to the
EXPENSE LIMITATION AGREEMENT (the “Agreement”)
between
M3SIXTY FUNDS TRUST (the “Trust”)
and
COGNIOS CAPITAL, LLC

The Agreement, as amended by this Schedule A-2, relates to the following Funds of the Trust:

Fund	Maximum Annual Operating Expense Limit	Effective Date	Expiration Date
Cognios Market Neutral Large Cap Fund	1.45%	May 7, 2018	October 31, 2021
Cognios Large Cap Growth Fund	0.90%	October 23, 2018	October 31, 2021
Cognios Large Cap Value Fund	0.85%	October 23, 2018	October 31, 2021

* * * * * *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed on their behalf by their duly authorized officers as each Effective Date noted on this Schedule A-2 to the Agreement.

M3SIXTY FUNDS TRUST

On behalf of the Funds noted on this Schedule A-2 to the Agreement

By:
Name:	Randall K. Linscott
Title:	President

cognios capital, LLC

By:
Name:	Gary W. DiCenzo
Title:	Chief Executive Officer

M3Sixty Funds Trust

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-866-796-7181 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER	123456789012

Cognios Large Cap Value Fund

A series of M3Sixty Funds Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 3, 2020

The undersigned, revoking all Proxies heretofore given, hereby appoints Ted Akins, and Brandon Byrd as Proxy of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Cognios Large Cap Value Fund (the “Fund”), a series of M3Sixty Funds Trust (the “Trust”), that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, to be held at 11:00 a.m., Eastern Time, on April 3, 2020, at the offices of the Trust located at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-796-7181. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 3, 2020. The proxy statement for this meeting is available at: vote.proxyonline.com/cognios/docs/2020proxy.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Cognios Large Cap Value Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and all proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” the proposals. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Quantitative Value Technologies, LLC. No increase in the investment advisory fee is proposed.	○	○	○
2.	To approve the new expense limitation agreement between the Trust, on behalf of the Funds, and Quantitative Value Technologies LLC. No increase in the expense limit is proposed.	○	○	○
3.	To approve Quantitative Value Technologies LLC’s ability to recoup amounts that the prior adviser previously waived or reimbursed under the prior expense limitation agreement.	○	○	○
4.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.	○	○	○

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

M3Sixty Funds Trust

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-866-796-7181 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER	123456789012

Cognios Market Neutral Large Cap Fund

A series of M3Sixty Funds Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 3, 2020

The undersigned, revoking all Proxies heretofore given, hereby appoints Ted Akins, and Brandon Byrd as Proxy of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Cognios Market Neutral Large Cap Fund (the “Fund”), a series of M3Sixty Funds Trust (the “Trust”), that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, to be held at 11:00 a.m., Eastern Time, on April 3, 2020, at the offices of the Trust located at 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-796-7181. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 3, 2020. The proxy statement for this meeting is available at: vote.proxyonline.com/cognios/docs/2020proxy.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Cognios Market Neutral Large Cap Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and all proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” the proposals. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ALL PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Funds, and Quantitative Value Technologies, LLC. No increase in the investment advisory fee is proposed.	○	○	○
2.	To approve the new expense limitation agreement between the Trust, on behalf of the Funds, and Quantitative Value Technologies LLC. No increase in the expense limit is proposed.	○	○	○
3.	To approve Quantitative Value Technologies LLC’s ability to recoup amounts that the prior adviser previously waived or reimbursed under the prior expense limitation agreement.	○	○	○
4.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.	○	○	○

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]